Exhibit 10.3

THIRD TRANSACTION AGREEMENT

by and among

HOSPITALITY PROPERTIES TRUST,

HPT TA PROPERTIES TRUST,

HPT TA PROPERTIES LLC,

TRAVELCENTERS OF AMERICA LLC,

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

and

TA OPERATING LLC

JANUARY 16, 2019

TABLE OF CONTENTS

SECTION 1	DEFINITIONS	1
1.1	Definitions	1
SECTION 2	TRANSACTION	4
2.1	Transaction	4
SECTION 3	REPRESENTATIONS AND WARRANTIES	4
3.1	TA Parties’ Representations and Warranties	4
3.2	HPT Parties’ Representations and Warranties	5
3.3	Knowledge	7
3.4	“AS IS”	7
SECTION 4	CLOSING	7
4.1	Closing	7
4.2	Purchase Price	7
4.3	IRS Real Estate Sales Reporting	7
4.4	HPT Parties’ Closing Obligations	8
4.5	TA Parties’ Closing Obligations	8
4.6	Prorations	9
4.7	Like-Kind Exchange	9
4.10	Failure to Close	10
SECTION 5	MISCELLANEOUS	10
5.1	Arbitration	10
5.2	Confidentiality	13
5.3	Notices	13
5.4	Waivers, Etc.	14
5.5	Assignment, Successors and Assigns; Third Party Beneficiaries	14
5.6	Severability	14
5.7	Counterparts, Etc.	15
5.8	Governing Law	15
5.9	Expenses	15
5.10	Section and Other Headings; Interpretation	15
5.11	Time of Essence	15
5.12	Merger	15
5.13	HPT NON-LIABILITY OF TRUSTEES	15
5.14	HPT-TA TRUST LANDLORD NON-LIABILITY OF TRUSTEES	16
5.15	Limitation on Liability	16
5.16	Further Assurances	16
5.17	Survival	16

THIRD TRANSACTION AGREEMENT

THIS THIRD TRANSACTION AGREEMENT is made as of January 16, 2019, by and among HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust (“HPT”), HPT TA PROPERTIES TRUST, a Maryland real estate investment trust (“HPT-TA Trust Landlord”), HPT TA PROPERTIES LLC, a Maryland limited liability company (“HPT-TA LLC Landlord” and together with HPT-TA Trust Landlord, “HPT-TA Landlord”), TRAVELCENTERS OF AMERICA LLC, a Delaware limited liability company (“TA LLC”), TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company (“TA Holding”), and TA OPERATING LLC, a Delaware limited liability company (“TA Tenant”).

PRELIMINARY STATEMENTS

WHEREAS, HPT Seller (as hereinafter defined) leases certain travel centers as further described on Schedule 1 attached hereto and made a part hereof (collectively, the “Travel Centers”) to TA Tenant pursuant to those certain lease agreements as further described on Schedule 2 attached hereto and made a part hereof (collectively, the “TA Leases”);

WHEREAS, the parties desire that (a) HPT Seller sell the Travel Centers (and the Property related thereto) to TA Purchaser (as hereinafter defined) and TA Purchaser acquire the Travel Centers (and the Property related thereto) from HPT Seller and (b) the TA Leases be amended to reflect (i) the sale of the Travel Centers and (ii) a reduction in the Minimum Rent (as defined in each TA Lease) due thereunder, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, it is agreed:

SECTION 1
DEFINITIONS

1.1                               Definitions.  Capitalized terms used in this Agreement shall have the meanings set forth below:

“AAA”:  the meaning given in Section 5.1.

“Agreement”:  this Third Transaction Agreement, together with the Schedules and Exhibits attached hereto, as it and they may be amended in accordance with the terms hereof.

“Award”:  the meaning given in Section 5.1.

“Business Day”:  any day other than Saturday, Sunday, or any other day on which banking institutions in The Commonwealth of Massachusetts are authorized by law or executive action to close.

“Closing”:  the closing and consummation of the transactions contemplated by this Agreement.

“Closing Date”:  January 29, 2019, time of the essence.

“Cooperating Party”:  the meaning given in Section 4.7.

“Disputes”: the meaning given in Section 5.1.

“Entity”:  any corporation, general or limited partnership, limited liability company or partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, real estate investment trust, cooperative, any government or agency, authority or political subdivision thereof or any other entity.

“Governmental Authority”:  any court, agency, authority, board (including environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or any State or any county or any political subdivision of any of the foregoing, whether now or hereafter in existence, having jurisdiction over any of the parties or Real Property, or any portion thereof or the business conducted thereon.

“HPT”:  the meaning given in the preamble to this Agreement.

“HPT Parties”: HPT, HPT-TA Trust Landlord, and HPT-TA LLC Landlord.

“HPT Seller”:   HPT-TA Trust Landlord.

“HPT-TA Landlord”:  the meaning given in the preamble to this Agreement.

“HPT-TA LLC Landlord”:  the meaning given in the preamble to this Agreement.

“HPT-TA Trust Landlord”:  the meaning given in the preamble to this Agreement.

“Improvements”:  with respect to each Travel Center, collectively, all of the applicable HPT Seller’s right, title and interest in and to all buildings, structures and other improvements of every kind including “integral equipment”  (as defined in ASC 360-20), underground storage tanks, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures situated upon the Land on which such Travel Center is located.

“Intangible Property”:  with respect to each Travel Center, collectively, all of the applicable HPT Seller’s right, title and interest in and to all transferable or assignable permits, certificates of occupancy, permits, development rights, entitlements, approvals, certificates, licenses, warranties and guarantees, and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character to the extent related exclusively to such Travel Center, but only to the extent the foregoing is assignable without any cost to such HPT Seller; provided, however, for the avoidance of doubt, the Intangible Property shall not include any of the Transferred Trademarks (as such term is defined in the TA Leases) or any right, title or interest of any HPT Seller in, to or under any of the TA Leases.

“Internal Revenue Code”:  the Internal Revenue Code of 1986, as amended and in effect from time to time, and including the applicable Treasury Regulations thereunder.

“Land”:  with respect to each Travel Center, collectively, all of the applicable HPT Seller’s right, title and interest in and to the parcel or parcels of land related to such Travel Center and further described in Exhibit A attached hereto and made a part hereof, together with all easements and appurtenances related thereto.

“Person”:  any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

“Property”:  with respect to each Travel Center, collectively, the Real Property and Intangible Property related to such Travel Center.

“Purchase Price”:  Twenty-Nine Million Eight Hundred Eighty Thousand and 00/100ths Dollars ($29,880,000.00).

“Real Property”:  with respect to each Travel Center, collectively, the Land and the Improvements related to such Travel Center.

“Requesting Party”:  the meaning given in Section 4.7.

“RMR”:  The RMR Group LLC, a Maryland limited liability company.

“Rules”: the meaning given in Section 5.1.

“TA Holding”:  the meaning given in the preamble to this Agreement.

“TA Lease Amendments”:  collectively, an amendment with respect to each applicable TA Lease in the forms of Exhibits B-1 and B-2 attached hereto and made a part hereof.

“TA Leases”:  the meaning given in the Preliminary Statements.

“TA LLC”:  the meaning given in the preamble to this Agreement.

“TA Parties”: TA LLC, TA Holding and TA Tenant.

“TA Purchaser”:  TA Tenant and/or its permitted assignees or designees pursuant to Section 5.5.

“TA Tenant”:  the meaning given in the preamble to this Agreement.

“Title Company”:  Stewart Title Guaranty Company.

“Travel Centers”:  the meaning given in the Preliminary Statements.

SECTION 2
TRANSACTION

2.1                               Transaction.  At the Closing, on the terms and conditions of this Agreement, the following shall occur:  (a) HPT Seller shall sell the Properties to TA Purchaser and TA Purchaser shall acquire the Properties from HPT Seller in consideration of the payment by TA Purchaser to HPT Seller of the Purchase Price and (b) HPT-TA Landlord and TA Tenant shall amend each TA Lease (i) to reflect the sale of the Travel Centers and (ii) to reduce the Minimum Rent due thereunder, all in accordance with the terms and conditions to be set forth in the TA Lease Amendments.

SECTION 3
REPRESENTATIONS AND WARRANTIES

3.1                               TA Parties’ Representations and Warranties.  Each TA Party represents and warrants to each HPT Party that:

(a)                                 Organization.  Such TA Party is duly organized, validly existing and in good standing under the laws of its jurisdiction or organization and has full limited liability company power and authority to conduct its business as it is now being conducted and to own, operate or lease its properties and assets.

(b)                                 Authorization.  Such TA Party has all requisite limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution and delivery of this Agreement by such TA Party and the consummation of the transactions contemplated hereby to be performed by it have been duly authorized by all necessary limited liability company action.  This Agreement has been duly and validly executed and delivered by such TA Party and, assuming due authorization, execution and delivery by each of the other parties, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors’ rights generally, (ii) general principles of equity (whether applied in a proceeding at law or in equity) and (iii) any implied covenant of good faith and fair dealing.

(c)                                  No Violation.  The execution and delivery of this Agreement by such TA Party does not, and the consummation by it of the transactions contemplated by this Agreement to be performed by it will not, (i) conflict with, or result in any violation of or default under, any provision of its limited liability company agreement, (ii) conflict with or result in any violation of or default under, any law or judgment applicable to it or (iii) conflict with, or, with or without notice or the lapse of time, result in a breach, termination (or right of termination) or violation of or default under the terms of any agreement, contract, indenture or other instrument to which it is a party or subject, except, with respect to the foregoing clauses (ii) and (iii), as would not have a material adverse effect on it or impair or delay its ability to consummate the transactions contemplated by this Agreement to be performed by it.

(d)                                 Approvals.  The execution and delivery of this Agreement by such TA Party and the consummation by it of the transactions contemplated by this Agreement to be performed by it do not require the consent, approval, order, or authorization of any person under any agreement, contract, indenture or other instrument or Applicable Laws to which it is a party or subject or to which any of its respective properties are subject, except for any such consent, approval, order or authorization received in connection with the execution of this Agreement or the failure of which to receive would not have a material adverse effect on it or impair or delay its ability to consummate the transactions contemplated by this Agreement to be performed by it.  No declaration, filing or registration with any Governmental Authority is required by it in connection with the execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement to be performed by it, except for filings required under securities laws.

(e)                                  Bankruptcy.  No bankruptcy, insolvency, reorganization or similar action or proceeding, whether voluntary or involuntary, is pending, or, to such TA Party’s knowledge, threatened, against such TA Party.

(f)                                   Prohibited Transaction.  To such TA Party’s actual knowledge, neither such TA Party nor any trustee, officer, agent, affiliate or person acting on behalf of such TA Party is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); provided, however, no representation is made with respect to any person, group, entity or nation that merely owns a publicly traded interest in TA LLC.

3.2                               HPT Parties’ Representations and Warranties.  Each HPT Party represents and warrants to each TA Party that:

(a)                                 Organization.  Such HPT Party is duly organized, validly existing and in good standing under the laws of its jurisdiction or organization and has full trust or limited liability company power and authority to conduct its business as it is now being conducted and to own, operate or lease its properties and assets.

(b)                                 Authorization.  Such HPT Party has all requisite trust or limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution and delivery of this Agreement by such HPT Party and the consummation by each of the transactions contemplated hereby to be performed by it have been duly authorized by all necessary trust or limited liability company action.  This Agreement has been duly and validly executed and delivered by such HPT Party and, assuming due authorization, execution and delivery by each of the other parties, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors’ rights generally, (ii) general principles of equity (whether applied in a proceeding at law or in equity) and (iii) any implied covenant of good faith and fair dealing.

(c)                                  No Violation.  The execution and delivery of this Agreement by such HPT Party does not, and the consummation by each such entity of the transactions contemplated by this Agreement to be performed by it will not, (i) conflict with, or result in any violation of or default under, any provision of its declaration of trust or limited liability company agreement, (ii)

conflict with or result in any violation of or default under, any law or judgment applicable to it or to which any of its properties are subject or (iii) conflict with, or, with or without notice or the lapse of time, result in a breach, termination (or right of termination) or violation of or default under the terms of any agreement, contract, indenture or other instrument to which it is a party or subject or to which any of its properties are subject, except, with respect to the foregoing clauses (ii) and (iii), as would not have a material adverse effect on it or impair or delay its ability to consummate the transactions contemplated by this Agreement to be performed by it.

(d)                                 Approvals.  The execution and delivery of this Agreement by such HPT Party and the consummation by it of the transactions contemplated by this Agreement to be performed by it do not require the consent, approval, order, or authorization of any person under any agreement, contract, indenture or other instrument or Applicable Laws to which it is a party or subject or any of their representative properties are subject, except for any such consent, approval, order or authorization the failure of which to receive would not have a material adverse effect on it or impair or delay its ability to consummate the transactions contemplated by this Agreement to be performed by it.  No declaration, filing or registration with any Governmental Authority is required by it in connection with the execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement to be performed by it, except for filings required under securities laws.

(e)                                  Bankruptcy.  No bankruptcy, insolvency, reorganization or similar action or proceeding, whether voluntary or involuntary, is pending, or, to such HPT Party’s actual knowledge, threatened, against such HPT Party.

(f)                                   Options or Rights of First Refusal.  To such HPT Party’s actual knowledge, other than pursuant to this Agreement, such HPT Party has not granted any option, right of first refusal or first opportunity to any party to purchase any Property, any interest therein or any portion thereof.

(g)                                  Other Sales Agreements.  To such HPT Party’s actual knowledge, other than this Agreement, such HPT Party has not entered into any contract to sell any Property or any part thereof that is currently in effect.

(h)                                 Other Agreements.  To such HPT Party’s actual knowledge, such HPT Party has not entered into any material agreements affecting the Travel Centers that would be binding upon TA Purchaser from and after the Closing, other than the TA Leases and matters of record.

(i)                                     Foreign Person.  Such HPT Party is not a “foreign person,” “foreign trust” or “foreign corporation” within the meaning of the United States Foreign Investment in Real Property Tax Act of 1980 and the Internal Revenue Code of 1986, as subsequently amended.

(j)                                    Prohibited Transaction.  To such HPT Party’s actual knowledge, neither such HPT Party nor any trustee, officer, agent, affiliate or person acting on behalf of any HPT Party is currently subject to any U.S. sanctions administered by OFAC provided, however, no representation is made with respect to any person, group, entity or nation that merely owns a publicly traded interest in HPT.

3.3                               Knowledge.  For purposes of this Agreement, (a) statements made to a TA Party’s actual knowledge shall mean and refer to the actual knowledge of Mark Young, Executive Vice President of each TA Party, without any duty of inquiry and (b) statements made to an HPT Party’s actual knowledge shall mean and refer to the actual knowledge of John G. Murray, President of each HPT Party, without any duty of inquiry.  The foregoing individuals are named in this Agreement solely for the purpose of establishing the scope of each party’s knowledge; such individuals are not parties to this Agreement and neither individual shall have personal liability for any of the representations or warranties hereunder.

3.4                               “AS IS”.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, OR IN ANY DOCUMENTS TO BE DELIVERED BY ANY HPT SELLER HEREUNDER TO TA PURCHASER, NO HPT SELLER HAS MADE, AND TA PURCHASER HAS NOT RELIED ON, ANY INFORMATION, PROMISE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING ANY PROPERTY (WHETHER MADE BY AN HPT SELLER, ON AN HPT SELLER’S BEHALF OR OTHERWISE) INCLUDING THE PHYSICAL CONDITION OF ANY REAL PROPERTY, TITLE TO OR THE BOUNDARIES OF ANY REAL PROPERTY, PEST CONTROL MATTERS, SOIL CONDITIONS, THE PRESENCE, EXISTENCE OR ABSENCE OF HAZARDOUS MATERIALS, TOXIC SUBSTANCES OR OTHER ENVIRONMENTAL MATTERS, COMPLIANCE WITH BUILDING, HEALTH, SAFETY, LAND USE AND ZONING LAWS, REGULATIONS AND ORDERS, STRUCTURAL AND OTHER ENGINEERING CHARACTERISTICS, TRAFFIC PATTERNS, MARKET DATA, ECONOMIC CONDITIONS OR PROJECTIONS, THE ADEQUACY OF ANY REAL PROPERTY FOR TA PURCHASER’S INTENDED USE, AND ANY OTHER INFORMATION PERTAINING TO THE REAL PROPERTY AND PHYSICAL ENVIRONMENTS IN WHICH IT IS LOCATED.  THIS SECTION 3.4 SHALL SURVIVE THE CLOSING.

SECTION 4
CLOSING

4.1                               Closing.  The Closing shall occur at 10:00 A.M. (Eastern Standard Time) on the Closing Date through an escrow with all documents and funds delivered to Title Company to be released pursuant to written escrow instructions consistent with this Agreement from HPT Seller and TA Purchaser.

4.2                               Purchase Price.  The purchase price to be paid by TA Purchaser to HPT Seller for the Properties shall be the Purchase Price, and no portion of the Purchase Price is allocated to personal property.  The Purchase Price shall be paid by wire transfer of immediately available federal funds  as instructed by HPT Seller.  The Purchase Price shall be allocated among the Properties and between HPT Seller in accordance with Schedule 1 attached hereto.

4.3                               IRS Real Estate Sales Reporting.  The Title Company shall act as “the person responsible for closing” the transaction which is the subject of this Agreement pursuant to Section 6045(e) of the Internal Revenue Code and shall prepare and file all informational returns, including IRS Form 1099-S, and shall otherwise comply with the provisions of Section 6045(e) of the Internal Revenue Code.

4.4                               HPT Parties’ Closing Obligations.  At the Closing, each applicable HPT Party shall deliver to each applicable TA Party the following:

(a)                                 A good and sufficient limited warranty deed with covenants against grantor’s acts, or its local equivalent, for each Real Property in proper statutory form for recording, duly executed and acknowledged by HPT Seller;

(b)                                 An Assignment and Assumption Agreement for each Property, substantially in the form of Exhibit C attached hereto and made a part hereof, duly executed by HPT Seller;

(c)                                  A certificate of non-foreign status, pursuant to Section 1445 of the Internal Revenue Code, substantially in the form of Exhibit D attached hereto and made a part hereof, duly executed by HPT;

(d)                                 A counterpart of each TA Lease Amendment, duly executed by HPT-TA Landlord;

(e)                                  A Master Title Affidavit, substantially in the form of Exhibit E attached hereto and made a part hereof, duly executed by HPT Seller;

(f)                                   A mutually agreed upon settlement statement;

(g)                                  Transfer and/or recordation tax form, or other similar documents required to be executed in connection with the recordation of the deeds; and

(h)                                 Such other affidavits, consents and agreements as the TA Parties or the Title Company may reasonably require to carry out the transactions contemplated by this Agreement and as are customary in like transactions and giving due consideration to the fact that TA Tenant has been leasing the Properties under the TA Leases prior to the Closing.

4.5                               TA Parties’ Closing Obligations.  At the Closing, TA Purchaser shall pay the Purchase Price to HPT Seller by wire transfer of immediately available funds as instructed by HPT Seller, and each applicable TA Party shall deliver to each applicable HPT Party the following:

(a)                                 An Assignment and Assumption Agreement for each Property, substantially in the form of Exhibit B attached hereto and made a part hereof, duly executed by TA Purchaser;

(b)                                 A counterpart of each TA Lease Amendment, duly executed by TA Tenant;

(c)                                  A mutually agreed upon settlement statement;

(d)                                 Transfer and/or recordation tax form, or other similar documents required to be executed in connection with the recordation of the deeds; and

(e)                                  Such other affidavits, consents and agreements as the HPT Parties or the Title Company may reasonably require to carry out the transactions contemplated by this Agreement and as are customary in like transactions and giving due consideration to the fact that TA Tenant has been leasing the Properties under the TA Leases prior to the Closing.

4.6                               Prorations.  The HPT Parties and the TA Parties acknowledge and agree that the TA Leases are so-called “triple net” leases, and TA Tenant is responsible for all real estate taxes, personal property taxes, other assessments, utilities and other costs and expenses related to each Property as further described in the TA Leases.  Accordingly, there shall be no prorations between HPT Seller and TA Purchaser under this Agreement, and the applicable TA Parties shall be responsible for all such costs and expenses related to each Property before and after the Closing, other than prorations of rent and additional rent under the TA Leases which shall be adjusted to account for the partial month during which Closing occurs.  This Section 4.6 shall survive the Closing.

4.7                               Like-Kind Exchange.  At the request of a party hereto (a “Requesting Party”),  the other party (a “Cooperating Party”) shall take all such actions as may be reasonably requested by the Requesting Party in order to effectuate all or any part of the transactions contemplated by this Agreement as a forward or reverse like-kind exchange for the benefit of the Requesting Party in accordance with Section 1031 of the Internal Revenue Code and, in the case of a reverse exchange, Internal Revenue Service Revenue Procedure 2000-37; provided, however, the Cooperating Party shall not be obligated to bear (and the Requesting Party shall reimburse the Cooperating Party for) any out-of-pocket cost or expense incurred by the Cooperating Party in connection with such cooperation other than the Cooperating Party’s incidental counsel fees related to such cooperation. In furtherance of this Section 4.7 and notwithstanding anything contained in this Agreement to the contrary, the Requesting Party may assign its rights under this Agreement to a “qualified intermediary” or an “exchange accommodation titleholder” in order to facilitate a forward or reverse like-kind exchange under Section 1031 of the Internal Revenue Code, and the Cooperating Party agrees to execute and deliver an acknowledgment and consent to any such assignment by the Requesting Party of its rights under this Agreement to a qualified intermediary or an exchange accommodation titleholder; provided, however, such assignment shall not relieve the Requesting Party of any of its obligations hereunder.  Without limiting the foregoing, the Cooperating Party agrees that is shall execute and deliver to the Requesting Party or the qualified intermediary at or prior to the Closing any and all documents reasonably required or requested by such Requesting Party or the qualified intermediary to complete such exchange; provided, however, that, neither party shall be required to (a) accept title to any property other than the Properties, (b) expend additional amounts of money above those amount for which it is obligated under this Agreement, (c) extend the Closing Date, or (d) incur any other material liability or obligation.

4.8                               TA Purchaser’s Closing Conditions.  Notwithstanding anything to the contrary contained herein, the obligation of TA Purchaser to proceed with the Closing in accordance with this Agreement is expressly conditioned upon the fulfillment by and as of the Closing Date of each of the conditions listed below, provided that TA Purchaser, at its election, evidenced by written notice delivered to HPT Seller, may waive all or any of such conditions: (a) HPT Parties shall have executed and delivered to TA Purchaser all of the documents, and shall have taken or caused to be taken all of the other action, required of HPT Parties under this Agreement, (b) all representations and warranties made by HPT Parties in this Agreement shall be true and correct in all material respects as of the Closing Date and (c) the Title Company shall be willing to insure title to the Travel Centers in the amount of the Purchase Price, pursuant to the pro-forma title policies in the forms delivered by TA Purchaser to HPT Seller prior to the date of this Agreement.

4.9                               HPT Seller’s Closing Conditions.  Notwithstanding anything to the contrary contained herein, the obligation of HPT Seller to proceed with the Closing in accordance with this Agreement is expressly conditioned upon the fulfillment by and as of the Closing Date of each of the conditions listed below, provided that HPT Seller, at its election, evidenced by written notice delivered to TA Purchaser, may waive all or any of such conditions: (a) TA Parties shall have executed and delivered to HPT Seller all of the documents, and shall have taken or caused to be taken all of the other action (including, without limitation, delivery of the Purchase Price to escrow agent), required of TA Parties under this Agreement and (b) all representations and warranties made by TA Parties in this Agreement shall be true and correct in all material respects as of the Closing Date.

4.10                        Failure to Close.  If the Closing does not occur on the Closing Date as a result of any party’s material default of its covenants or obligations under this Agreement, then the non-defaulting party may elect (a) to terminate this Agreement by written notice to the other party or (b) to seek an Award for specific performance in accordance with Section 5.1 within sixty (60) days after the scheduled Closing Date.  If an Award for specific performance is issued to either party, the party receiving such Award shall be permitted to enforce such Award in any court of competent jurisdiction with respect to the Travel Centers and the party against whom such Award is issued waives and covenants not to assert any objection against the recipient party’s right to enforce such Award.

SECTION 5
MISCELLANEOUS

5.1                               Arbitration.

(a)                                 Any disputes, claims or controversies arising out of or relating to this Agreement or the transactions contemplated hereby, including any disputes, claims or controversies brought by or on behalf of the HPT Parties, the TA Parties, RMR or any holder of equity interests (which, for purposes of this Section 5.1, shall mean any holder of record or any beneficial owner of equity interests or any former holder of record or beneficial owner of equity interests) of the HPT Parties, the TA Parties or RMR, either on his, her or its own behalf, on behalf of the HPT Parties, the TA Parties, RMR or on behalf of any series or class of equity interests of the HPT Parties, the TA Parties, RMR or holders of any equity interests of the HPT Parties, the TA Parties, RMR against the HPT Parties, the TA Parties, RMR or any of their respective trustees, directors, members, officers, managers (including The RMR Group Inc. or its successor), agents or employees, including any disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance, application or enforcement of this Agreement, including this arbitration agreement or the governing documents of the HPT Parties, the TA Parties or RMR (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute or Disputes, be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 5.1.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against the trustees, directors, officers or managers of the HPT Parties, the TA Parties, RMR and class actions by a holder of equity interests against those individuals or entities and the HPT Parties, the TA Parties and RMR.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.  For purposes of this Section 5.1, the term “equity interest” shall mean, (i) in respect of the HPT Parties, shares of beneficial interest of HPT, (ii) in respect of the TA Parties, “membership interests” in TA LLC as defined in the Delaware Limited Liability Companies Act, (iii) in respect of RMR, “membership interests” in RMR as defined in the Delaware Limited Liability Companies Act.

(b)                                 There shall be three (3) arbitrators.  If there are only two (2) parties to the Dispute, each party shall select one (1) arbitrator within fifteen (15) days after receipt by respondent of a copy of the demand for arbitration.  The arbitrators may be affiliated or interested persons of the parties.  If there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one (1) arbitrator within fifteen (15) days after receipt of the demand for arbitration.  The arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail(s) to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request AAA to provide a list of three (3) proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten (10) days from the date AAA provides the list to select one (1) of the three (3) arbitrators proposed by AAA.  If the party (or parties) fail(s) to select the second (2nd) arbitrator by that time, the party (or parties) who have appointed the first (1st) arbitrator shall then have ten (10) days to select one (1) of the three (3) arbitrators proposed by AAA to be the second (2nd) arbitrator; and, if it/they should fail to select the second (2nd) arbitrator by such time, AAA shall select, within fifteen (15) days thereafter, one (1) of the three (3) arbitrators it had proposed as the second (2nd) arbitrator.  The two (2) arbitrators so appointed shall jointly appoint the third (3rd) and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second (2nd) arbitrator.  If the third (3rd) arbitrator has not been appointed within the time limit specified herein, then AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)                                  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)                                 There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.  For the avoidance of doubt, it is intended that there shall be no depositions and no other discovery other than limited documentary discovery as described in the preceding sentence.

(e)                                  In rendering an award or decision (an “Award”), the arbitrators shall be required to follow the laws of the State of Maryland without regard to principles of conflicts of law.  Any arbitration proceedings or Award and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  An Award shall be in writing and shall state the findings of fact and conclusions of law on which it is based.  Any monetary Award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Subject to Section 5.1(g), each party against which an Award assesses a monetary obligation shall pay that obligation on or before the thirtieth (30th) day following the date of such Award or such other date as such Award may provide.

(f)                                   Except to the extent expressly provided by this Agreement or as otherwise agreed by the parties, to the maximum extent permitted by Maryland law, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an Award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of the HPT Parties, the TA Parties or RMR, as applicable, Award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third (3rd) appointed arbitrator.

(g)                                  Notwithstanding any language to the contrary in this Agreement, any Award, including but not limited to, any interim Award, may be appealed pursuant to the AAA’s Optional Appellate Arbitration Rules (“Appellate Rules”).  An Award shall not be considered final until after the time for filing the notice of appeal pursuant to the Appellate Rules has expired. Appeals must be initiated within thirty (30) days of receipt of an Award by filing a notice of appeal with any AAA office.  Following the appeal process, the decision rendered by the appeal tribunal may be entered in any court having jurisdiction thereof.  For the avoidance of doubt, and despite any contrary provision of the Appellate Rules, Section 5.1(f) hereof shall apply to any appeal pursuant to this Section and the appeal tribunal shall not render an Award that would include shifting of any costs or expenses (including attorneys’ fees) of any party.

(h)                                 Following the expiration of the time for filing the notice of appeal, or the conclusion of the appeal process set forth in Section 5.1(g), an Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between those parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon an Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any Award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(i)                                     This Section 5.1 is intended to benefit and be enforceable by the HPT Parties, the TA Parties, RMR and their respective holders of equity interests, trustees, directors, officers, managers (including The RMR Group Inc. or its successor), agents or employees, and their respective successors and assigns and shall be binding upon the HPT Parties, the TA Parties, RMR and their respective holders of equity interests, and be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

5.2                               Confidentiality.  Each party hereto shall use commercially reasonable efforts to maintain the confidentiality of any information concerning the other party or any subsidiary of the other party provided to or discovered by it or its representatives and which is not otherwise available on a nonconfidential basis to such party and shall not (except as may otherwise be required by applicable law or the rules and regulations of any stock exchange applicable to any of the parties hereto) disclose such information, subject to the provisions of this Section, to anyone other than those people who have a need to know such information in connection with the conduct of such party’s business, including its attorneys, accountants and other representatives and agents or during the course of or in connection with any litigation or other action, arbitration, investigation or other proceeding based upon or in connection with the subject matter of this Agreement.

5.3                               Notices.

(a)                                 Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand or by Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, and with all freight charges prepaid (if by Federal Express or similar carrier).

(b)                                 All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(c)                                  All such notices shall be addressed:

if to any TA Party, to:	TravelCenters of America LLC
24601 Center Ridge Road
Westlake, OH 44145
Attn: Chief Executive Officer

With a copy to:	Hunton Andrews Kurth
200 Park Avenue
New York, New York 10166
Attn: Laurie A. Grasso, Esq.

if to any HPT Party, to:	Hospitality Properties Trust

Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458-1634
Attn: President and Chief Executive Officer

(d)                                 By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address up to two other addresses within the United States of America.

5.4                               Waivers, Etc.  No provision of this Agreement may be waived except by a written instrument signed by the party waiving compliance. No waiver by any party hereto of any of the requirements hereof or of any of such party’s rights hereunder shall release the other parties from full performance of their remaining obligations stated herein. No failure to exercise or delay in exercising on the part of any party hereto any right, power or privilege of such party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege by such party. This Agreement may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

5.5                               Assignment, Successors and Assigns; Third Party Beneficiaries.  This Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other parties, except to a successor to such party by merger or consolidation or an assignee of substantially all of the assets of such party.  Notwithstanding the foregoing, TA Purchaser may assign this Agreement in whole or in part to any wholly-owned subsidiary of any TA Party or it may designate any wholly-owned subsidiary of any TA Party to acquire all or any portion of any Property under this Agreement; provided, however, no such assignment or designation shall relieve TA Purchaser of any of its liabilities or obligations hereunder.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other Person.

5.6                               Severability.  If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

5.7                               Counterparts, Etc.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. This Agreement may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

5.8                               Governing Law.  This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts.

5.9                               Expenses.  All reasonable out-of-pocket fees and expenses (including attorneys’ fees) incurred by any of the HPT Parties in connection with this Agreement and the transactions contemplated hereby shall be paid by the TA Parties, including the costs, fees and premiums for any ALTA owner’s title insurance policy with respect to any of the Real Property obtained by TA Purchaser, the costs of any surveys obtained by TA Purchaser, any transfer taxes or similar impositions applicable to the recording of any deed or the transfer of any of the Real Property, and the costs of recording any closing documents, including the deeds.  The TA Parties shall each bear their own fees and expenses (including attorneys’ fees) incurred by any of them in connection with this Agreement and the transactions contemplated hereby.

5.10                        Section and Other Headings; Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references are to this Agreement, unless otherwise specified. The singular and plural use of a defined term shall have the correlative meaning.  The words “including” and “include” shall be deemed to be followed by the words “without limitation.”

5.11                        Time of Essence.  Time shall be of the essence with respect to the performance of each and every covenant and obligation, and the giving of all notices, under this Agreement.

5.12                        Merger.  Except with respect to the any obligation expressly stated to survive the Closing, none of the terms or provisions of this Agreement shall survive the Closing, and the payment of the Purchase Price and delivery of the deeds and other closing documents at the Closing shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of any party to be performed hereunder.

5.13                        HPT NON-LIABILITY OF TRUSTEES.  THE AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING HOSPITALITY PROPERTIES TRUST, DATED AUGUST 21, 1995, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE

STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HOSPITALITY PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HOSPITALITY PROPERTIES TRUST.  ALL PERSONS DEALING WITH HOSPITALITY PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HOSPITALITY PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

5.14                        HPT-TA TRUST LANDLORD NON-LIABILITY OF TRUSTEES.  THE DECLARATION OF TRUST ESTABLISHING HPT TA PROPERTIES TRUST, DATED NOVEMBER 29, 2006, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT TA PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT TA PROPERTIES TRUST.  ALL PERSONS DEALING WITH HPT TA PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HPT TA PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

5.15                        Limitation on Liability.  No present or future partner, director, officer, shareholder, direct or indirect owner, employee, advisor, agent, attorney, asset manager or subasset manager of any TA Party or TA Purchaser shall have any personal liability, directly or indirectly under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter.

5.16                        Further Assurances.  The parties hereto agree to execute and deliver such further documents and agreements as may be necessary or appropriate to effectuate the purposes of this Agreement; provided, however, that such documents or agreements shall not impose any liability or obligation on either party, except in any de minimis respect, that is not expressly contemplated by this Agreement.

5.17                        Survival.  The terms and provisions of this Section 5 shall survive the Closing.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument as of the date first above written.

HOSPITALITY PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President and Chief Executive Officer

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President and Chief Executive Officer

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ John G. Murray
John G. Murray
President and Chief Executive Officer

[Signature Page to Third Transaction Agreement]

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:	/s/ Mark Young
Mark Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:	/s/ Mark Young
Mark Young
Executive Vice President

TA OPERATING LLC,
a Delaware limited liability company

By:	/s/ Mark Young
Mark Young
Executive Vice President

[Signature Page to Third Transaction Agreement]

SCHEDULE 1

TRAVEL CENTERS

	Street Address	City	State	HPT Seller	Lease	Purchase Price
1	13400 Rogers Drive	Rogers	MN	HPT TA Properties Trust	2	$9,590,000
2	608 Lovell Road	Knoxville	TN	HPT TA Properties Trust	2	$8,870,000
3	4195 State Route 34	Hurricane	WV	HPT TA Properties Trust	1	$11,420,000

SCHEDULE 2

TA LEASES

1.                                      Amended and Restated Lease Agreement No. 1, dated as of June 9, 2015, by and between HPT TA Properties Trust and HPT TA Properties LLC, as landlord, and TA Operating LLC, as tenant, as amended (as so amended, “TA Lease No. 1”).

2.                                      Amended and Restated Lease Agreement No. 2, dated as of June 9, 2015, by and between HPT TA Properties Trust and HPT TA Properties LLC, as landlord, and TA Operating LLC, as tenant, as amended (as so amended, “TA Lease No. 2”).

EXHIBIT A

LAND

Ex.	Street Address	City	State
A-1	13400 Rogers Drive	Rogers	MN
A-2	608 Lovell Road	Knoxville	TN
A-3	4195 State Route 34	Hurricane	WV

EXHIBIT B-1

AMENDMENT TO TA LEASE NO. 1

(See attached copy.)

FOURTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 1

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 1 (this “Amendment”) is made and entered into as of January 29, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 1, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 1, dated as of June 22, 2016, that certain Second Amendment to Amended and Restated Lease Agreement No. 1, dated as of January [17], 2019, and that certain Third Amendment to Lease Agreement, dated as of January [23], 2019 (as so amended, the “Lease”);

WHEREAS, HPT TA Properties Trust is selling to Tenant, and Tenant is acquiring from HPT TA Properties Trust, the Property (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Center located at 4195 State Rt. 34, Hurricane, West Virginia 25526 (the “Sold Property”);

WHEREAS, Landlord and Tenant wish to amend the Lease to remove the Sold Property and to reflect a corresponding reduction in Minimum Rent; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Sold Property.  The Leased Property shall exclude the Sold Property, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Sold Property which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if the Sold Property remained a Property for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Sold Property.

2.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean [Forty-Nine Million Eighteen Thousand Four Hundred Eleven and 00/100ths Dollars ($49,018,411.00)], subject to adjustment as provided in Section 3.1.1(b).

3.                                      Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-41” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-41” attached hereto and (b) deleting the legal description for the Sold Property from Exhibit A-37 to the Lease and replacing it with “Intentionally deleted”.

4.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

5.                                      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

[Signature Page to Fourth Amendment to Amended and Restated Lease Agreement No. 1]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

[Joinder Page to Third Amendment to Amended and Restated Lease Agreement No. 1]

EXHIBITS A-1 through A-41

LAND

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	352	1724 West Grand Avenue, Gadsden, AL 35904	2015
A-2	226	1501 N. Fort Grant Road, Wilcox, AZ 85643	2015
A-3	160	27769 Lagoon Drive, Buttonwillow, CA 93206	2015
A-4	162	4325 Guasti Road, Ontario, CA 91761	2015
A-5	163	12310 S. Highway 33, Santa Nella, CA 95322	2015
A-6	174	12151 W. 44th Avenue, Wheat Ridge (Denver West), CO 80033	2015
A-7	171	3 East Industrial Road, Branford (New Haven), CT 06405	2015
A-8	178	2112 Highway 71 South, Marianna, FL 32448	2015
A-9	197	8909 20th Street, Vero Beach, FL 32966	2015
A-10	177	4401 Highway 17, Richmond Hill (Savannah), GA 31324	2015
A-11	44	19 N. 430 Route 20, Hampshire (Elgin), IL 60140	2015
A-12	236	21 Romines Dr., Morris, IL 60450	2015
A-13	379	1409 S. Country Road #850 East, Greensburg, IN 47240	2015
A-14		Intentionally deleted
A-15	46	224 Highway 65 South, Tallulah, LA 71284	2015
A-16	151	7401 Assateague Drive, Jessup, MD 20794	2015
A-17	89	200 Baker Road, Dexter (Ann Arbor), MI 48130	2015
A-18	47	2150 Russell Mt. Gilead Rd., Meridian, MS 39301	2015
A-19		Intentionally deleted
A-20	172	200 North McCarran Blvd., Sparks, NV 89431	2015
A-21	211	108 Ocean Drive, Greenland, NH 03840	2015
A-22	8	3404 W. Highway 66, Gallup, NM 87301	2015
A-23	14	202 N. Motel Blvd., Las Cruces, NM 88005	2015
A-24	208	9616 Commerce Drive, Dansville, NY 14437	2015
A-25	24	940 US Rt. 42, NE, London, OH 43140	2015
A-26	15	8834 Lake Road, Seville, OH 44273	2015
A-27	58	5400 Seventy Six Drive, Youngstown, OH 44515	2015
A-28	212	6 Buckhorn Road, Bloomsburg, PA 17815	2015
A-29	3	245 Allegheny Blvd., Brookville, PA 15825	2015
A-30	393	3001 TV Road, Florence, SC 29501	2015
A-31	117	13011 Old Hickory Blvd., Antioch, TN 37013	2015
A-32		Intentionally deleted
A-33	49	2105 S. Goliad Street, Rockwall, TX 75087	2015
A-34	60	8836 N. Highway 40, Tooele (Salt Lake City), UT 84074	2015
A-35	143	1025 Peppers Ferry Rd., Wytheville, VA 24382	2015
A-36	176	46630 North Bend Way, North Bend (Seattle East), WA 98045	2015
A-37		Intentionally deleted
A-38		Intentionally deleted
A-39	187	4000 I-80 Service Rd., Burns (Cheyenne), WY 82053	2015
A-40	382	4230 West Highway 24, Remington, IN 47977	2017
A-41	108	8050 Dean Martin Drive, Las Vegas, NV 89139	2015

[See attached copies.]

EXHIBIT B-2

AMENDMENT TO TA LEASE NO. 2

(See attached copy.)

EIGHTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 2

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 2 (this “Amendment”) is made and entered into as of January 29, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 2, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease No. 2, dated as of September 23, 2015, that certain Fourth Amendment to Amended and Restated Lease No. 2, dated as of June 22, 2016, that certain Fifth Amendment to Amended and Restated Lease No. 2, dated as of June 30, 2016, that certain Sixth Amendment to Amended and Restated Lease No. 2, dated as of September 30, 2016, and that certain Seventh Amendment to Amended and Restated Lease No. 2, dated as of January [17], 2019 (as so amended, the “Lease”);

WHEREAS, HPT TA Properties Trust is selling to Tenant, and Tenant is acquiring from HPT TA Properties Trust, the Properties (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Centers identified on Schedule 1 attached hereto and made a part hereof (collectively, the “Sold Properties”);

WHEREAS, Landlord and Tenant wish to amend the Lease to remove the Sold Properties and to reflect a corresponding reduction in Minimum Rent; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Sold Properties.  The Leased Property shall exclude the Sold Properties, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Sold Properties which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if all of the Sold Properties remained Properties for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Sold Properties.

2.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean [Forty-Four Million Six Hundred Sixty-Three Thousand Two Hundred Sixty-Seven and 00/100ths Dollars ($44,663,267.00)], subject to adjustment as provided in Section 3.1.1(b).

3.                                      Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-41” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-41” attached hereto, (b) deleting the legal descriptions for the Sold Properties from Exhibits A-18 and A-32 to the Lease and replacing them with “Intentionally deleted”.

4.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

5.                                      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:
John G. Murray
President
TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

[Signature Page to Eighth Amendment to Amended and Restated Lease Agreement No. 2]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:
Mark R. Young
Executive Vice President

[Joinder Page to Eighth Amendment to Amended and Restated Lease Agreement No. 2]

SCHEDULE 1

SOLD PROPERTIES

Street Address	City	State	Landlord
13400 Rogers Drive	Rogers	MN	HPT TA Properties Trust
608 Lovell Road	Knoxville	TN	HPT TA Properties Trust

EXHIBITS A-1 through A-41

Land

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	54	9201 Grand Bay Wilmer Rd, Grand Bay (Mobile), AL 36541	2015
A-2	7	2949 S. Toltec Road, Eloy, AZ 85213	2015
A-3	94	946 West Beale Street, Kingman, AZ, 86401	2015
A-4	33	408 Highway 149 North, Earle (West Memphis), AR 72331	2015
A-5	227	2930 Lenwood Rd., Barstow, CA 92311	2015
A-6	57	19483 Knighton Rd., Redding, CA 96002	2015
A-7	248	1650 C.R. 210 West, Jacksonville (Jacksonville South), FL 32259	2015
A-8	158	11706 Tamp Gateway Blvd., Seffner (Tampa), FL 33584	2015
A-9	156	30732 Highway 441 South, Commerce, GA 30529	2015
A-10	249	6901 Bellville Road, Lake Park, GA 31636	2015
A-11	167	4115 Broadway, Boise, ID 83705	2015
A-12	30	16650 Russell Rd., Russell (Chicago North), IL 60075	2015
A-13	199	819 Edwardsville Road, Troy, IL 62294	2015
A-14	65	2636 E. Tipton Street, Seymour, IN 47274	2015
A-15	66	3210 South 7th Street, Council Bluffs, IA 51501	2015
A-16	237	8560 Greenwood Rd., Greenwood, LA 71033	2015
A-17	69	1255 N. Dixie Hwy, Monroe, MI 48162	2015
A-18		Intentionally deleted
A-19	52	100 North Broadway, Oak Grove, MO 64075	2015
A-20	90	103 Prospectors Drive, Ogallala, NE 69153	2015
A-21		Intentionally deleted
A-22	48	975 St. Rt. 173, Bloomsbury, NJ 08804	2015
A-23	23	HC 69 - Box 120, Santa Rosa, NM 88435.	2015
A-24		Intentionally deleted
A-25	2	1101 NC Highway 61, Whitsett (Greensboro), NC 27377	2015
A-26	39	10679 Lancaster Rd., Hebron, OH 43025	2015
A-27	29	5551 St. Rt. 193, Kingsville, OH 44048	2015
A-28	59	501 South Morgan Road, Oklahoma City (West), OK 73128	2015
A-29	56	21856 Bents Road, NE, Aurora (Portland), OR 97002	2015
A-30	215	4050 Depot Road, Erie (Harborcreek), PA 16510	2015
A-31	12	7848 Linglestown Road, Harrisburg, PA 17112	2015
A-32		Intentionally deleted
A-33	17	6800 Thompson Road, Baytown, TX 77522	2015
A-34	230	704 West Interstate 20, Big Spring, TX 79720	2015
A-35		Intentionally deleted
A-36	1	100 N. Carter Road, Ashland (Richmond), VA 23005	2015
A-37	170	435 Winton Parkway, Livingston, CA 95334	2015
A-38	369	3001 Grant Street, Gary, IN 46408	2015
A-39	402	24225 and 24263 West Lorenzo Road, Wilmington, IL 60481	2019
A-40	255	289 Howard Baker Highway, Pioneer, TN 37847	2019
A-41	257	10346 S. State Rd. 39, Clayton, IN 46118	2015

[See attached copies.]

EXHIBIT C

ASSIGNMENT AND ASSUMPTION AGREEMENT

(See attached copy.)

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is made and entered into as of January [•], 2019 (the “Effective Date”), by and between [•], a [•] (“Assignor”), and TA OPERATING LLC, a Delaware limited liability company (“Assignee”).

WITNESSETH:

WHEREAS, Assignor and Assignee (among others) are parties to that certain Third Transaction Agreement, dated as of January 16, 2019 (the “Transaction Agreement”), pursuant to which Assignor agreed to sell, and Assignee agreed to purchase, certain real property interests and other property, including, without limitation, the travel center located at [INSERT TRAVEL CENTER ADDRESS] (the “Travel Center”); and

WHEREAS, Assignor and Assignee are entering into this Assignment in connection with the closing of the transactions contemplated by the Transaction Agreement;

NOW, THEREFORE, in accordance with the terms and provisions of the Transaction Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Assignor and Assignee hereby agree as follows:

1.                                      Capitalized Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

2.                                      Assignment and Assumption of Intangible Property and Indemnity.  Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in and to (a) the Intangible Property related to the Travel Center from and after the Effective Date; provided, however, for the avoidance of doubt, Assignor reserves the non-exclusive right to enforce its rights under such Intangible Property with respect to periods prior to the Effective Date and (b) any personal property related exclusively to such Travel Center (if any).  Subject to any lease or other agreement between Assignor and Assignee that may otherwise allocate responsibilities, Assignor agrees to perform all of Assignor’s obligations with respect to the Intangible Property arising prior to the Effective Date.  Assignee hereby assumes all of Assignor’s obligations with respect to such Intangible Property to the extent first arising from and after the Effective Date.  Assignee hereby agrees to perform all of Assignor’s obligations with respect to the Intangible Property to the extent first arising from and after the Effective Date.  In each case, subject to any lease or other agreement between Assignor and Assignee that may otherwise allocate responsibilities, Assignee shall indemnify, defend and hold harmless Assignor from and against any and all losses, costs, damages, demands, expenses, fees, fines, including reasonable attorneys’ fees (“Losses”) arising from the Intangible Property to the extent first arising from and after the Effective Date, and Assignor shall indemnify, defend and hold harmless Assignee from and against any and all Losses arising from the Intangible Property to the extent first arising prior to the Effective Date.

3.                                      Transaction Agreement Governs.  The terms and provisions of this Assignment shall be subject to the limitations and reservations contained in the Transaction Agreement, all of which are incorporated into this Assignment by this reference.  In the event of any conflict between the terms and provisions of this Assignment and the terms and provisions of the

Transaction Agreement, the terms and provisions of the Transaction Agreement shall govern and control.

4.                                      Further Assurances.  The parties hereto agree to execute and deliver such further documents and agreements as may be necessary or appropriate to effectuate the purposes of this Assignment; provided, however, that such documents or agreements shall not impose any liability or obligation, except in any de minimis respect, on either party that is not expressly contemplated by this Assignment.

5.                                      Successors and Assigns.  This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors in interest and assigns.

6.                                      Counterparts.  This Assignment may be executed in two or more counterparts, all of which shall be construed together as a single instrument.

7.                                      Governing Law.  This Assignment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, this Assignment has been duly executed as a sealed instrument effective as of the Effective Date.

ASSIGNOR:

[INSERT HPT SELLER]

By:
Name:
Title:

PURCHASER:

TA OPERATING LLC,
a Delaware limited liability company

By:
Name:
Title:

EXHIBIT D

CERTIFICATE OF NON-FOREIGN STATUS

(See attached copy.)

CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. federal income tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust (“Transferor”), pursuant to that certain Third Transaction Agreement, dated as of January 16, 2019, among Transferor, HPT TA Properties Trust, HPT TA Properties LLC, TravelCenters of America LLC, TravelCenters of America Holdings Company LLC and TA Operating LLC, Transferor hereby certifies to TA Operating LLC (“Transferee”) the following:

1.                                      Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and income tax regulations thereunder);

2.                                      Transferor is not a disregarded entity as defined in Treasury Regulation Section 1.1445-2(b)(2)(iii);

3.                                      [INSERT HPT SELLER], which has legal title to one or more transferred U.S. real property interests under local law, is disregarded as an entity separate from Transferor for U.S. federal income tax purposes;

4.                                      Transferor’s U.S. employer identification number is 04-3262075; and

5.                                      Transferor’s office address is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The undersigned and Transferor understand that this certificate may be disclosed to the Internal Revenue Service by Transferee and any transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

[Remainder of page intentionally left blank; signature page follows.]

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have the authority to sign this document on behalf of Transferor.

TRANSFEROR:

HOSPITALITY PROPERTIES TRUST,
a Maryland real estate investment trust

By:
Name:
Its:

Date: January , 2019

EXHIBIT E

MASTER TITLE AFFIDAVIT

(See attached copy.)

Master Title Affidavit & Certification

dated as of January   , 2019

Seller/Owner:

HPT TA Properties Trust, a Maryland real estate investment trust

Title Insurer:

Stewart Title Guaranty Company, a TX corporation

Premises:

Site 7: I-94 & Hwy 101 Exit 207, Rogers (Hennepin), MN as more particularly described in Commitment 18000150908E

Site 14: I-40 & I-75, Exit 374, Knoxville (Knox), TN as more particularly described in Commitment 18000150908L1

Site 20: I-64 & State Rt 34 Exit 39, Hurricane (Putnam), WV as more particularly described in Commitment 18000150908Q

Certifications:

The undersigned,  John G. Murray, being the President of each Seller/Owner (“Company”) of  the applicable Premises as noted above, being duly authorized, hereby certifies to Title Insurer (as to its respective estate and/or interest in the Premises, if any), that, except as otherwise disclosed in the Title Commitments referred to above,  to the best of its knowledge:

Mechanics Liens:

There has been no labor, services or materials contracted for, rendered or furnished within the last 180 days in connection with the Premises or with the construction or repair of any building or improvements on the Premises by virtue of an agreement with the Company and excepting any labor, services or materials contracted for by TA Operating LLC.

Possession:

Company has not received notice of any title dispute in connection with the Premises.

Unrecorded Easements:

Company has not granted any easements not shown by the public records.

Tenants/Parties in Possession:

There are no tenants or other parties who are in possession or have the right to be in possession of said Premises, except TA Operating LLC, which has no option to purchase or right of first refusal affecting the Premises and those claiming by, through or under TA Operating LLC.

Options to purchase or rights of first refusal:

The Company has not granted (and has no knowledge of) any unrecorded outstanding options to purchase the Premises or rights of first refusal affecting the Premises.

Pending Contracts/Agreements:

But for the instant transaction, the Company has not entered into any contracts or agreement for the sale, disposition or encumbrance of all or part of the Premises.

Bankruptcy:

No proceedings in bankruptcy or receivership have been instituted by or against the undersigned (or its constituent entities) which are now pending, nor has the undersigned (or its constituent entities) made any assignment for the benefit of creditors which is in effect as to said Premises.

Gap Indemnification:

Between the most recent Effective Date of the Commitment and the date of recording of the Insured Instrument(s) but in no event later than five (5) business days from the date hereof (hereinafter, the “Gap Period”), the Company has not taken or allowed and will not take or allow any action to encumber or otherwise affect title to the Premises.  In the event of any lien, encumbrance or other matter affecting title to the Premises in the Gap Period arising as a result of an act of the Company, but no others, the Company hereby indemnifies and holds Title Insurer harmless against any and all loss or damage sustained as a result thereof and further undertakes to take all necessary steps to discharge any such lien, encumbrance or other matter in a manner reasonably satisfactory to Title Insurer.  The Company makes the foregoing assertion, indemnification and undertaking to induce Title Insurer to provide so-called “Gap Coverage” in its policies of title insurance.

Further Assurances:

The Company hereby undertakes and agrees to reasonably cooperate with Title Insurer in correcting any errors in the execution and acknowledgment of the Insured Instrument(s).

Counterparts:

This document may be executed in counterparts.

Inducement and Indemnification:

The Company provides this document to induce Title Insurer to insure title to said Premises well knowing that it will do so in reliance upon the matters asserted hereinabove and further, will indemnify and hold Title Insurer harmless against any loss or damage sustained as a result of any inaccuracy in the matters asserted hereinabove.  Notwithstanding the foregoing, this indemnification shall terminate and be of no further force or effect thirty (30) days after the date hereof except with respect to any matters disclosed to the Company prior thereto.

Limitation of Trust Liability:

THE DECLARATIONS OF TRUST OF HPT TA PROPERTIES TRUST, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDE THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT TA PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT TA PROPERTIES TRUST.  ALL PERSONS DEALING WITH HPT TA PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HPT TA PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

- see annexed signature page -

2

OWNER:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:
John G. Murray
President

[Signature Page to Master Title Affidavit and Certification — Third Closing]